UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NOBLE CORPORATION plc

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
NOBLE CORPORATION PLC C/O 13135 DAIRY ASHFORD RD., STE. 800 SUGAR LAND, TEXAS 77478	NOBLE CORPORATION PLC 2023 Annual General Meeting Vote by April 30, 2023 11:59 PM ET

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You invested in NOBLE CORPORATION PLC and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 2, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To re-elect or elect the following nominees as directors of the Company for a one-year term that will expire at the annual general meeting in 2024: Robert W. Eifler	For

2.	Claus V. Hemmingsen	For

3.	Alan J. Hirshberg	For

4.	Kristin H. Holth	For

5.	Alastair Maxwell	For

6.	Ann D. Pickard	For

7.	Charles M. Sledge	For

8.	Ratification of Appointment of PricewaterhouseCoopers LLP (US) as Independent Registered Public Accounting Firm for Fiscal Year 2023.	For

9	Re-appointment of PricewaterhouseCoopers LLP (UK) as UK Statutory Auditor.	For

10.	Authorization of Audit Committee to Determine UK Statutory Auditors’ Compensation.	For

11.	An Advisory Vote on the Company’s Executive Compensation as disclosed in the Company’s proxy statement.	For

12.	An Advisory Vote on the Company’s Directors’ Compensation Report for the year ended December 31, 2022.	For

13.	Approval of the Company’s Directors’ Compensation Policy for the year ended December 31, 2022.	For

14.	An Advisory Vote on the frequency of the Advisory Vote on the Company’s Executive Compensation.	Every year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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